                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  JPP, LLC

Item                                    Information
Name:                                   JPP, LLC

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Sole Member
                                        Date:   January 30, 2019

2.  ESL PARTNERS, L.P.

Item                                    Information
Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019

3.  JPP II, LLC

Item                                    Information
Name:                                   JPP II, LLC

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                  January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     ESL Partners, L.P.
                                        Its:    Sole Member

                                        By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019

4.  SPE I PARTNERS, LP

Item                                    Information
Name:                                   SPE I Partners, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019

5.  SPE MASTER I, LP

Item                                    Information
Name:                                   SPE Master I, LP

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     RBS Partners, L.P.
                                        Its:    General Partner

                                        By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019

6.  RBS PARTNERS, L.P.

Item                                    Information
Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:     ESL Investments, Inc.
                                        Its:    General Partner

                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019

7.  ESL INVESTMENTS, INC.

Item                                    Information
Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring                 January 28, 2019
Statement (Month/Day/Year):

Issuer Name and Ticker or               Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting               10% Owner
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:     /s/ Edward S. Lampert
                                                --------------------------------
                                        Name:   Edward S. Lampert
                                        Title:  Chief Executive Officer
                                        Date:   January 30, 2019